Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Smith-Midland Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Rodney
I. Smith and John K. Johnson, Chief Executive Officer and Chief Financial Officer of the Company respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Rodney I. Smith
                                           ------------------------------------
                                           Rodney I. Smith
                                           Chief Executive Officer and
                                           President

                                           /s/ John K. Johnson
                                           ------------------------------------
                                           John K. Johnson
                                           Chief Financial Officer

                                           Dated: April 20, 2004